                                                                    EXHIBIT 99.1


                      OFFICE OF THE U.S. TRUSTEE - REGION 3         EXHIBIT -2

                         MONTHLY REPORTING REQUIREMENTS

 ALL CHAPTER 11 DEBTORS MUST SERVE THE U.S. TRUSTEE WITH THE DOCUMENTS AND REPORTS IDENTIFIED BELOW NO LATER THAN THE 15TH OF THE MONTH FOLLOWING THE END OF THE MONTH COVERED BY THE REPORT.


 DEBTOR NAME:                    EDISON BROTHERS STORES, INC. ET AL.

 CASE NUMBER:                    99-529 (MFW) THROUGH 99-536 (MFW)

           FOR THE MONTH OF SEPTEMBER 1999 (FISCAL MONTH ENDING OCTOBER 2, 1999)
                            -----------------------------------------

----------------------------------------------------------------------------------------------------------------------------

                                                            DOCUMENT                PREVIOUSLY                EXPLANATION
              REQUIRED DOCUMENTS                            ATTACHED                SUBMITTED                   ATTACHED

----------------------------------------------------------------------------------------------------------------------------
1.       INCOME STATEMENT.                                    ( X )                    ( )                        ( )

2.       BALANCE SHEET.                                       ( X )                    ( )                        ( )

3.       STATEMENT OF CASH RECEIPTS                           ( X )                    ( )                       ( X )
         AND DISBURSEMENTS.

4.       STATEMENT OF AGED RECEIVABLES.                        ( )                     ( )                       ( X )

5.       STATEMENT OF AGED PAYABLES.                          ( X )                    ( )                       ( X )

6.       STATEMENT OF OPERATIONS, TAXES,                       ( )                     ( )                       ( X )
         INSURANCE AND PERSONNEL.

7.       TAX RECEIPTS.                                         ( )                     ( )                       ( X )

8.       OTHER DOCUMENTS/REPORTS AS                           ( X )                    ( )                        ( )
         REQUIRED BY THE U.S. TRUSTEE:
         Summary of Cash Disbursements by Category
        ------------------------------------------
         Taxes Payable Rollfoward
        ------------------------------------------

 THE UNDERSIGNED INDIVIDUAL CERTIFIES UNDER PENALTY OF PERJURY (28 U.S.C.
 SECTION 1746) THAT TO THE BEST OF THE INDIVIDUAL'S KNOWLEDGE, THE DOCUMENTS APPENDED ARE TRUE AND CORRECT.

 BY:    /S/ Judith M. Abrams                 DATED:   11/1/99    , 1999
        -------------------------------               -------------
         Judith M. Abrams
         Vice President, Controller
        -------------------------------
         TITLE OF DEBTOR REPRESENTATIVE

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                    EXPLANATION TO MONTHLY OPERATING REPORT


The Debtors and the United States Trustee have agreed to the following modifications to the Debtors' Monthly Operating Report:


STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS:

The Debtor utilizes numerous bank accounts for its store deposits and uses a centralized cash management account for the majority of its disbursements. To provide the detail of each of these accounts and all of the disbursements would cause an undue burden on the Debtor and generate a voluminous amount of paper to be distributed on a monthly basis. In lieu of submitting the Statement of Cash Receipts and Disbursements, the Debtor is submitting a rollforward of its major bank accounts that would include the amounts received through all of its bank accounts. In lieu of providing the detail of all disbursements for a month, the Debtor is submitting a Summary of Cash Disbursements by Category.

STATEMENT OF AGED RECEIVABLES

This Statement will not be submitted, as the Debtor does not generate a significant amount of receivables through its operations. The Debtor's sales occur primarily through cash and credit card transactions and as such this statement is not applicable to its business and would not provide relevant information to the users of the Monthly Report.

STATEMENT OF AGED PAYABLES

This statement requires the Debtor to provide detail on all accounts payable over 30 days past due. This requirement would cause an undue burden on the Debtor. The Debtor is unable to generate a detailed report for items only over 30 days past due and to generate a report for all of its accounts payable would result in a voluminous amount of paper to be generated and distributed on a monthly basis. In lieu of providing this level of detail for this Statement, the Debtor is submitting a summary of its monthly accounts payable aging.

STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL AND STATEMENT OF TAX RECEIPTS

These two reporting requirements are combined into a rollforward of tax accounts.

OTHER

The Debtor maintains its books and records on a fiscal month basis and is reporting on that basis rather than on a calendar month basis.

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                    EXPLANATION TO MONTHLY OPERATING REPORT

Through the Debtor's ordinary course of business, it prepares its financial reporting on a consolidated basis which includes debtor and non-debtor affiliates. As the Debtor's case is being jointly administered with its subsidiaries (as identified below), it is filing one consolidated Monthly Report for the jointly administered cases:

Edison Brothers Apparel Stores, Inc. (Case No. 99-530 (MFW))
Edison Paymaster, Inc.  (Case No. 99-531 (MFW))
Edbro Missouri Realty Co. Inc. (Case No. 99-532 (MFW))
Edison Indiana LLC  (Case No. 99-533 MFW))
Edison Puerto Rico Stores, Inc.  (Case No. 99-534 MFW))
Tofac of Puerto Rico, Inc.  (Case No. 99-535 MFW))
Edison Brothers Stores International  (Case No. 99-536 (MFW))

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(Dollars in millions)

ASSETS                                                                        October 02, 1999                     March 8, 1999
--------------------------------------------------------------------- ------------------------         -------------------------
CURRENT ASSETS
      Cash and cash equivalents                                                    $      55.2                       $      13.0
      Merchandise inventories                                                              0.0                             155.7
      Prepaid expenses                                                                     0.0                               2.8
      Other current assets                                                                 6.7                               4.7
--------------------------------------------------------------------- ------------------------         -------------------------
                                  TOTAL CURRENT ASSETS                                    61.9                             176.2
Assets Held for Senior-Note Interest Escrow                                               12.0                               8.2
Property and Equipment, net                                                                0.0                             109.4
Intangible Assets, net                                                                     0.0                               1.8
Reorganization Value in Excess of Identifiable Assets, net                                 0.0                              25.2
Prepaid Pension Expense                                                                   16.9                              18.1
Other Assets                                                                               1.6                               4.2
--------------------------------------------------------------------- ------------------------         -------------------------
                                      TOTAL ASSETS                                 $      92.4                       $     343.1
===================================================================== ========================         =========================
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
      Short-term borrowings                                                        $         -                       $      51.1
      Accounts payable                                                                     1.4                              48.2
      Payroll and vacations                                                                0.4                               6.9
      Other taxes                                                                          0.5                              13.0
      Other current liabilities                                                            9.5                              22.8
--------------------------------------------------------------------- ------------------------         -------------------------
                               TOTAL CURRENT LIABILITIES                                  11.8                             142.0

Liabilities Subject to Compromise                                                        171.9                             126.9
Postretirement and Other Employee Benefits                                                38.8                              44.5
Other Liabilities                                                                          0.5                               3.9
COMMON STOCKHOLDERS' EQUITY
      Common stock                                                                         0.1                               0.1
      Capital in excess of par value                                                     130.5                             130.5
      Common stock warrants                                                                7.0                               7.0
      Accumulated deficit                                                               (266.6)                           (110.2)
      Foreign currency translation adjustment                                             (1.6)                             (1.6)
--------------------------------------------------------------------- ------------------------         -------------------------
                           TOTAL COMMON STOCKHOLDERS' EQUITY                            (130.6)                             25.8
--------------------------------------------------------------------- ------------------------         -------------------------
                              TOTAL LIABILITIES AND EQUITY                         $      92.4                       $     343.1
===================================================================== ========================         =========================


THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(Dollars in millions)

                                                                   5 Weeks Ended                  Ended
                                                                  October 2, 1999            October 2, 1999
------------------------------------------------------------  -----------------------    -----------------------
NET SALES                                                                 $       -                 $     227.0
------------------------------------------------------------  -----------------------    -----------------------
Cost of goods sold, occupancy,
 and buying expenses                                                           (0.6)                      169.2
Store operating and administrative expenses                                     2.1                        86.4
Depreciation and amortization                                                  (0.0)                       11.1
Interest (income )/expense, net                                                (0.3)                        0.1
(Gain)/Loss on Disposition of Assets
                                                                               (0.2)                      113.5
Other                                                                          (0.1)                        2.8
------------------------------------------------------------  -----------------------    -----------------------
TOTAL EXPENSES                                                                  0.9                       383.1
------------------------------------------------------------  -----------------------    -----------------------
LOSS BEFORE INCOME TAXES                                                       (0.9)                     (156.1)
Income tax provision                                                            0.0                         0.3
------------------------------------------------------------  -----------------------    -----------------------
NET INCOME (LOSS)                                                        $     (0.9)                $    (156.4)
------------------------------------------------------------  -----------------------    -----------------------

THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(Dollars in millions)



                                                                                           5 Weeks Ended              Ended
                                                                                         October 02, 1999        October 02, 1999
 ------------------------------------------------------------------------------------   -------------------    ---------------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
    Net Loss                                                                                  $        (0.9)          $      (156.4)
        Adjustments to reconcile net loss to net cash
           provided by (used in) operating activities:
               Depreciation and amortization                                                            0.0                    11.1
               Loss on disposal of property and equipment                                              (0.1)                   88.3
               Restructuring and reorganization expenses,
               Working capital changes                                                                 (2.2)                  121.4
               Other                                                                                   (0.2)                    0.7
        Activity in connection with the Chapter 11 proceedings,
           noncash portion                                                                             (1.0)                   22.4
------------------------------------------------------------------------------------   ---------------------    --------------------
    Total Operating Activities                                                                         (4.4)                   87.5
------------------------------------------------------------------------------------   ---------------------    --------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Disposal of assets held for sale                                                                    ----                     5.6
   Other                                                                                                0.2                     0.5
------------------------------------------------------------------------------------   ---------------------    --------------------
   Total Investing Activities                                                                           0.2                     6.1
------------------------------------------------------------------------------------   ---------------------    --------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Payments on capital lease obligation                                                                (0.0)                   (0.3)
   Decrease in short-term borrowings                                                                   ----                   (51.1)
------------------------------------------------------------------------------------   ----------------------    -------------------
   Total Financing Activities                                                                          (0.0)                  (51.4)
------------------------------------------------------------------------------------   ----------------------    -------------------
Effect of exchange rate changes on cash                                                                 0.1                    ----
------------------------------------------------------------------------------------   ----------------------    -------------------
CASH PROVIDED (USED)                                                                                   (4.1)                   42.2
Beginning cash and cash equivalents                                                                    59.3                    13.0
------------------------------------------------------------------------------------   ----------------------    -------------------
ENDING CASH AND CASH EQUIVALENTS                                                               $       55.2            $       55.2
====================================================================================   ======================    ===================


THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

CASE # 99-529(MFW)
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)
STATEMENT FOR THE PERIOD:
       FROM:          08/29/99
       THROUGH:       10/02/99

BANK TRANSACTIONS...

------------------------------------------------------------------------------------------------------------------------------------
                                        FIRST UNION NATIONAL    MERCANTILE NATIONAL         MERRILL LYNCH          FEDERATED
                                               BANK (A)              BANK OF ST.                 (C)               INVESTORS
                                                                      LOUIS (B)                                       (D)
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE                    $31,013.75           $70,118.71                  $0.00         $28,237,402.18
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)                        6,703,433.14            (5,463.63)                  0.00            (911,828.24)
------------------------------------------------------------------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD                     (6,675,140.61)                0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE                       $59,306.28           $64,655.08                  $0.00         $27,325,573.94
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                BANK OF                                     CONGRESS
                                              NOVA SCOTIA            TOTAL                  FINANCIAL              NET POSITION
                                                  (E)                                    REVOLVING CREDIT
                                                                                             LINE (F)
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE                   $28,520.20       $28,367,054.84           $13,571,782.31           $41,938,837.15
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)                             194.91         5,786,336.18               459,496.41             6,245,832.59
------------------------------------------------------------------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD                       (12,757.42)      ($6,687,898.03)             (795,887.67)          ($7,483,785.70)
------------------------------------------------------------------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE                      $15,957.69       $27,465,492.99           $13,235,391.05           $40,700,884.04
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes transfers between accounts which net to zero.


BALANCES PER GENERAL LEDGER...
------------------------------------------------------------------------------------------------------------------------------------
Non-store depository accounts                                                                                         $54,593,105.74
------------------------------------------------------------------------------------------------------------------------------------
Store depository accounts, cash in transit, and petty cash in stores                                                      111,021.91
------------------------------------------------------------------------------------------------------------------------------------
Credit card receivables                                                                                                   483,259.83
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                 $55,187,387.48
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------
(a)  201 South College Street, Charlotte, NC 28288
     Account Number 2014201943442
--------------------------------------------------------------------------

--------------------------------------------------------------------------
(b)  8th and Locust Street, St. Louis, MO 63166
      Account Number 1001014677
--------------------------------------------------------------------------

--------------------------------------------------------------------------
(c)  800 Market Street, 24th Floor, St. Louis, MO 63166
     Account Number 70M-07J96
--------------------------------------------------------------------------

--------------------------------------------------------------------------
(d)  Prime Value Obligations Fund #853
     PO Box 8602, Boston, MA 02266-8602
     Account Numbers 4486001, 4500673, and 4375733
--------------------------------------------------------------------------

--------------------------------------------------------------------------
(e)  44 King Street West, Toronto, Ontario M5H 1H1
     Account Number 80002-2237-19
--------------------------------------------------------------------------

--------------------------------------------------------------------------
(f)  1133 Avenue of the Americas, New York, NY 10036
     Loan Numbers 4639, 4659, 4661 and 4683
--------------------------------------------------------------------------


                                EDISON BROTHERS STORES, INC. ET AL.
                                CASE NO. 99-529 THROUGH 99-536
                                SUMMARY OF CASH DISBURSEMENTS
                                FOR THE MONTH ENDING OCTOBER 2, 1999

  ******************************************** FIRST UNION  *********************************************
   Accounts Payable Payments via:       Foreign Merchandise    All Other Wires        Cashier's Checks
                            Checks              ACHs                Wires             and ACH Payments
                            ------              ----                -----             ----------------
RENT                       333,384.66
FREIGHT                     15,822.05          14,307.61
MERCHANDISE                154,159.15
UTILITIES & SERVICES        32,450.49
BANKRUPTCY RELATED                                                                      2,099,772.01
PAYROLL                    227,178.92                                                     724,723.94
PAYROLL TAXES                6,976.36                                                     397,517.90
GENERAL TAXES              178,904.09                                                       5,076.15
CUSTOMS BROKERS                                                                            65,291.86
OTHER                      530,094.92         136,515.84                                  781,951.85

TOTAL DISBURSEMENTS      1,478,970.64         150,823.45              0.00              4,074,333.71


RECONCILIATION BACK TO
STATEMENT OF CASH
RECEIPTS &
DISBURSEMENTS:
DELETE TOTAL FROM ABOVE (1,478,970.64)
ADD BACK IN PAYROLL CL     227,178.92
ADD BACK ALL OTHER
CHECK CLEARING           2,222,804.53

TOTAL DISBURSEMENTS      2,449,983.45         150,823.45              0.00              4,074,333.71
                                                             TOTAL FIRST UNION          6,675,140.61
TOTAL DISBURSEMENTS
PER SUMMARY                                                                             6,675,140.61
DIFFERENCE                                                                                      0.00


                                EDISON BROTHERS STORES, INC. ET AL.
                                CASE NO. 99-529 THROUGH 99-536
                                SUMMARY OF CASH
                                FOR THE MONTH ENDING OCTOBER 2, 1999

  ******************************************** FIRST UNION  *********************************************
   Accounts Payable Payments via:    Foreign Merchandise      All Other Wires   Cashier's Checks

                                 FROM MERCANTILE          NOVA SCOTIA          CONGRESS            TOTAL
                                 ---------------          -----------          --------            -----
RENT                                                                                              333,384.66
FREIGHT                                                                                            30,129.66
MERCHANDISE                                                                    772,126.03         926,285.18
UTILITIES & SERVICES                                                                               32,450.49
BANKRUPTCY RELATED                                                                              2,099,772.01
PAYROLL                                                                                           951,902.86
PAYROLL TAXES                                                                                     404,494.26
GENERAL TAXES                                                                                     183,980.24
CUSTOMS BROKERS                                                                                    65,291.86
OTHER                                                         12,757.42         23,761.64       1,485,081.67

TOTAL DISBURSEMENTS                          0.00             12,757.42        795,887.67       6,512,772.89

RECONCILIATION BACK TO
STATEMENT OF CASH
RECEIPTS &
DISBURSEMENTS:
DELETE TOTAL FROM ABOVE                                                                        (1,478,970.64)
ADD BACK IN PAYROLL CLEARINGS                                                                     227,178.92
ADD BACK ALL OTHER
CHECK CLEARING                                                                                  2,222,804.53

Total Disbursements                          0.00             12,757.42        795,887.67       7,483,785.70

Total Disbursements
Per Summary                                  0.00             12,757.42        795,887.67       7,483,785.70
Difference                                   0.00                  0.00              0.00               0.00


                                                                    EXHIBIT-7


                     OFFICE OF THE U.S. TRUSTEE - REGION 3

                          STATEMENT OF AGED PAYABLES

                     FOR THE MONTH ENDING: October 2, 1999
                                           ---------------


 DEBTOR NAME:          Edison Brothers Stores, Inc. et al.

 CASE NUMBER:          99-529 (MFW) through 99-536 (MFW)

------------------------------------------------------------------------------------------------------------------------------------

 ACCOUNT                                              TOTAL        CURRENT         PAST DUE          PAST DUE          PAST DUE
 NAME                            DESCRIPTION           DUE       (0-30 DAYS)        (31-60)           (61-90)         (91 & OVER)

------------------------------------------------------------------------------------------------------------------------------------
 A/P DOMESTIC MERCHANDISE        Mdse. Inventory     $    0.1          0.1

 A/P FOREIGN MERCHANDISE         Mdse. Inventory          0.1          0.1

 A/P EXPENSE                     Misc Expenses            1.2          1.2





 TOTALS                                               $   1.4          1.4               -                 -                 -

NOTE: PLEASE INCLUDE ONLY POST-PETITION DEBTS AND EXPLAIN WHY ACCOUNTS OVER 30 DAYS PAST DUE HAVE NOT BEEN PAID.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 ACCOUNTS PAYABLE RECONCILIATION:

 1.    OPENING BALANCE (TOTAL FROM PRIOR REPORT)                              $       -
                                                                            ----------------
 2.    NEW ACCOUNTS THIS MONTH                                                      1.4
                                                                            ----------------
 3.    BALANCE (ADD LINES 1 AND 2)                                                  1.4
                                                                            ----------------
 4.    AMOUNT COLLECTED ON PRIOR ACCOUNTS                                             -
                                                                            ----------------
 5.    CLOSING BALANCE (SUBTRACT LINE 4 FROM LINE 3)                          $     1.4
                                                                            ----------------

Debtor Name: Edison Brothers Stores, Inc.                    Date:      11/03/99
Case No.: 99-073 (MFW)

====================================================================================================================================
                                          8/28/99                                                                           10/2/99
                                          Ending                        Accrued/                 Payments/                   Ending
                                          Balance                       Withheld                 Deposits                   Balance
                             =======================================================================================================
PAYROLL TAXES WITHHELD:

Federal/FICA                                   0                        407,360                   484,641                   (77,281)
State                                          0                         41,872                    41,872                         0
Local/Occup W/H                                0                         18,379                    18,379                         0


UNEMPLOYMENT TAX:

Federal                                        0                            145                       145                         0
State                                          0                            383                       383                         0

SDI                                            0                              0                         0                         0

SALES & LOCAL USE TAXES: *               656,165                         (4,446)                  151,877                   499,842

PROPERTY TAXES:                                0                              0                         0                         0

REAL ESTATE TAXES: **                          0                              0                         0                         0

* Includes pre-petition amounts. Pursuant to bankruptcy court order dated March 9, 1999, the Debtor has been authorized to remit these amounts.
** Corporate properties only.